Hansberger International Fund

Supplement dated January 17, 2012 to the Statement of Additional Information (the “SAI”) for Hansberger International Fund dated May 1, 2011, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph under the section “Portfolio Holdings Information” in the SAI is amended to include the following:

Subject to the policies adopted by the Fund’s Board of Trustees for the disclosure of portfolio holdings information, Brown Brothers Harriman & Co. receives portfolio holdings information (daily disclosure of full portfolio holdings) for the purpose of performing certain reconciliations with respect to the Hansberger International Fund.